STOCK PURCHASE AGREEMENT


             STOCK PURCHASE AGREEMENT dated as of March 10, 1997 (this "Agreement") by and between Mr. Daniel Borislow (the "Seller") and each of the several Purchasers whose names appear on the signature pages hereof (each a "Purchaser").


                              W I T N E S S E T H:


             WHEREAS, the Seller is the owner beneficially and of record of 19,860,000 shares of common stock, par value $.01 per share (the "Common Stock") of Tel-Save Holdings, Inc., a Delaware corporation (the "Company");

             WHEREAS, the Seller desires to (i) sell, in the aggregate, 3,911,000 shares of Common Stock (the "Firm Shares") to the several Purchasers in accordance with their Purchaser Commitments (as defined herein), and (ii) to place an additional 1,564,400 of shares of Common Stock in escrow (the "Escrow Shares") for the benefit of the several Purchasers, in proportion to their Purchase Commitments, for distribution to the several Purchasers under the terms of this Agreement and the Escrow Agreement dated the date hereof among the Company and the Escrow Agent for the benefit of the several Purchasers (in the form attached hereto as Annex A, the "Escrow Agreement") (the Firm Shares and the Escrow Shares, together, are referred to herein as the "Shares"); and

             WHEREAS, the Company and the several Purchasers have, simultaneously herewith, entered into a Registration Rights Agreement, dated the date hereof (in the form attached hereto as Annex B, the "Registration Rights Agreement"), granting to the Purchaser certain registration rights in connection with the Shares.

             NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

         1. Purchase and Sale of the Firm Shares; Deposit of Escrow Shares. At the Closing hereinafter provided for and subject to all of the terms and conditions hereinafter contained, the Seller agrees (a) to sell to each of the several Purchasers the Firm Shares in the amount set forth next to the name of such Purchasers under the column headed "Purchase Commitment" on the signature pages hereto and the Purchaser agrees to purchase such Firm Shares, and (b) the Seller agrees to deposit with the Escrow Agent, in accordance with the Escrow Agreement, the Escrow Shares.

         2. Purchase Price. At the Closing, each of the several Purchasers shall pay to the Seller an amount equal to the product of $16.50 times the number of Firm Shares representing such Purchaser's Purchase Commitment.

         3. Representations and Warranties and Covenants of the Seller

                  (a)  The Seller represents and warrants to the Purchasers:

                  (i) At the Closing, the Seller shall have the unrestricted right to sell, assign and deliver the Firm Shares to the Purchasers and the Escrow Shares to the Escrow Agent and to deliver title to such Shares free and clear of any liens or encumbrances other than restrictions on the Escrow Shares arising hereunder and under the Escrow Agreement.

                  (ii) The Seller has capacity, power and authority to enter into this Agreement and consummate the transactions contemplated hereby.

                  (iii) The Seller has duly and validly authorized, executed and delivered this Agreement and the Escrow Agreement and this Agreement and the Escrow Agreement constitute a valid and binding obligation of the Seller.

                  (iv)  The  Seller  has  not  directly  or  indirectly  sold or disposed of, or attempted or offered to sell or dispose of, the Shares or similar securities to, or solicited offers to buy any Shares from, or otherwise approached or negotiated with respect to the Shares or similar securities with, any person that might be considered to be an offeree in connection with the sale of the Shares or similar securities, except the Purchasers and not more than ten (10) other institutional investors, each of which was offered all or a portion of the Shares as a private sale for investment. The Shares were not offered or sold by any form of general solicitation or general advertising, including, but not limited to, (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (b) any seminar or meeting whose attendees had been invited by any general solicitation or general advertising.

                  (v) The Seller is not prompted to sell the Shares due to its knowledge of any material nonpublic information concerning or affecting the Company, its business relationships, markets or personnel.

                  (vi) The Seller has made available to the Purchaser copies of Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and all other filings by Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the filings by Company under the Securities Act of 1933, as amended (the "Securities Act"), in each case since January 1, 1996 and as filed with the Securities and Exchange Commission (the "Commission"). The Company has filed all reports, registration statements and other documents (the "SEC Reports") required to be filed under the Exchange Act and the rules and regulations thereunder, and the SEC Reports complied, in all material respects, with the requirements of the Exchange Act. As of their respective dates, the SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Seller has made available to each Purchaser a reasonable opportunity to discuss with the Seller any questions such Purchaser may have in connection with such Purchaser's acquisition of the Shares or with respect to the Company. Since December 31, 1996, there has not been any change in the business, property, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, that would have a material adverse effect on the business of the Company.

                  (vii) Based on the Purchaser's representations and warranties, the offer, issue and sale of the Firm Shares are exempt from registration under the Securities Act.

         (viii) Neither the execution and delivery by the Seller, nor the consummation by the Seller of the transactions contemplated hereby in accordance with the terms hereof will violate, or conflict with, or result in a breach of any provision of, or constitute a default under, any material agreement to which the Seller is a party.

                  (b) Except for the disposition of up to 1,564,400 shares of Common Stock by the Seller to a charitable foundation and the subsequent disposition of such shares by such foundation, the Seller shall not sell, assign, transfer or otherwise dispose of any additional shares of Common Stock for a period of twelve (12) months from the date hereof (the "Lock-up Period"); provided, however, that if the current market price of the Common Stock shall increase by an amount greater than 20% from the Initial Price (as defined in Section 8(d)) for a period of twenty (20) consecutive trading days, the Lock-up Period shall be reduced to ninety (90) days. Notwithstanding the previous sentence, the Seller shall be released from the restrictions of this paragraph
(b) in the event that a third party makes an offer to purchase a majority of the outstanding shares of Common Stock of the Company.

         4. Representations and Warranties and Covenants of the Purchaser

                  (a) Each of the several Purchasers represents and covenants and warrants, with respect to itself:

                  (i) Such Purchaser has full power and authority to enter into this Agreement and consummate the transactions contemplated hereby.

                  (ii) Such Purchaser has duly and validly authorized, executed and delivered this Agreement and this Agreement constitutes a valid and binding obligation of such Purchaser.

                  (iii) The  transactions  contemplated  under this Agreement do
         not  require  any  filings   under  the   Hart-Scott-Rodino   Antitrust
         Improvements Act of
         1976, as amended.

                  (iv) Such Purchaser is an "accredited investor" as such term is defined under Rule 501 of Regulation D of the Securities Act of 1933, as amended, and such Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its purchase of the Shares.

                  (v) Such Purchaser is acquiring the Shares to be purchased or received by it hereunder for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof.

                  (b) Each of the several Purchasers agrees with the Seller that from date of the Closing to the Escrow Settlement Date (as defined herein), that such Purchaser shall not engage in any short selling activities with respect to the Company's Common Stock.

         5. Conditions to Obligations of the Seller. The obligation of the Seller to deliver to each of the several Purchasers the certificate or certificates representing the number of Firm Shares reflected in such
Purchaser's Purchase Commitment shall be subject to the fulfillment of the following conditions by such Purchaser:

                  (a) The representations and warranties of such Purchaser contained in this Agreement shall be true and correct as if made at and as of the time of the Closing and all of the covenants and agreements under this Agreement to be complied with and performed by such Purchaser on or before the Closing shall have been complied with and performed.

                  (b) No order shall have been issued by any court or regulatory body enjoining or delaying the consummation of the transactions contemplated hereby.

         6. Conditions to Obligations of the Purchaser. The obligations of each of the several Purchasers under this Agreement shall be subject to the fulfillment of the following conditions:

                  (a) All of the representations and warranties of the Seller contained in this Agreement shall be true and correct as if made at and as of the time of the Closing and all of the covenants and agreements under this Agreement to be complied with and performed by the Seller on or before the Closing shall have been complied with and performed.

                  (b) No order shall have been issued by any court or regulatory body enjoining or delaying the consummation of the transactions contemplated hereby.

                  (c) Simultaneously with the execution of this Agreement, the Seller shall have executed and delivered the Escrow Agreement and the Company shall have executed and delivered the Registration Rights Agreement, each substantially in the form attached hereto as Annex A and B, respectively.

         7.       The Closing

                  (a) The Closing shall take place at 9:00 a.m. local time on March 10, 1997 at the offices of Arnold & Porter, 399 Park Avenue, New York, N.Y. 10022, or at such other time and place as the Seller and the Purchasers may mutually agree.

                  (b) At the Closing, the Seller shall deliver to each Purchaser one or more certificates in transferable form representing that number of Firm Shares equal to such Purchaser's Purchase Commitment; each such certificate shall be duly endorsed in blank with signatures guaranteed or accompanied by stock powers duly endorsed in blank with signatures guaranteed and with all necessary documentary stamps duly affixed and cancelled. Each Purchaser shall deliver to the Seller a bank cashier's or certified check, or shall cause the wire transfer of funds to an account or accounts designated by the Seller, in the amount determined with respect to such Purchaser in accordance with Section 2.

                  (c) At the Closing, the Seller shall deliver to the Escrow Agent a certificate or certificates representing an aggregate of 1,564,400 shares of Common Stock, for deposit with the Escrow Agent pursuant to the terms of the Escrow Agreement. Each such certificate shall be endorsed in blank with signatures guaranteed or accompanied by stock powers duly endorsed in blank with signatures guaranteed and with all necessary documentary stamps duly affixed and cancelled. The Seller shall be deemed to be the beneficial owner of the Escrow Shares until the Determination Date, as of which date the beneficial ownership of the Shares shall be determined by the Escrow Agent in accordance with the provisions of Section 8 hereof.

         8.       Purchaser's Rights with Respect to Escrow Shares

                  (a) On the third business day after the Determination Date (the "Escrow Settlement Date"), each of the several Purchasers shall be entitled to receive from the Escrow Agent, the number of Escrow Shares (which shall mean the Escrow Shares and any Registrable Securities as defined in the Registration Rights Agreement issued with respect thereto) calculated as provided below:

                  (i) If the percentage decrease, if any, in the Determination Price from the Initial Price is less than forty percent (40%), then each Purchaser shall receive that number of Escrowed Shares equal to the product of (x) the number of Firm Shares purchased by such Purchaser pursuant to Section 1 and (y) the percentage difference between the Determination Price and the Initial Price. For example, if the Initial Price is $16.50 and the Determination Price is $14.50 (a 12% decrease) and the Purchaser has purchased 1,000 Firm Shares, the Purchaser would receive 120 Escrow Shares.

                  (ii) If the percentage decrease, if any, in the Determination Price from the Initial Price is forty percent (40%) or greater, then the Purchaser shall receive that number of Escrowed Shares equal to the product of (x) the Firm Shares purchased by such Purchaser pursuant to
         Section 1 and (y) forty percent (40%). For example, if the Initial Price is $16.50 and the Determination Price is $8.00 (51% decrease), and the Purchaser has purchased 1,000 Firm Shares, the Purchaser would receive 400 Escrow Shares.

                  (iii) The Seller shall be entitled to receive any Escrow Shares not allocated to the several Purchasers under the terms of clauses (i) and (ii) above and the Seller shall be entitled to receive all of the Escrow Shares if the Determination Price is higher than or equal to the Initial Price. For example, if the Initial Price is $16.50 and the Determination Price is $22.00, all of the Escrow Shares shall be delivered to the Seller and the Purchasers shall receive no Escrow Shares.

                  (b) If the amount of the Escrow Shares calculated in accordance with paragraph (a) for any Purchaser includes fractional shares, such fractional shares shall be rounded to zero and no Shares or cash compensation will be distributed to the Purchasers on account of such fractional amounts.

                  (c) The right to receive the Escrow Shares as set forth in paragraph (a) above shall only be available to the several Purchasers in accordance with their respective Purchase Commitments. A Purchaser's right to receive the Escrow Shares may not be assigned or transferred to any other person by such Purchaser.

                  (d) For purposes of this Section 8, the following terms have the following meanings.

                    "Determination Date" shall mean the fifth business day after the date on which the Company publicly announces its financial results for the third quarter of 1997.

                    "Determination Price" shall mean the Price per share of Common Stock at the Determination Date and shall be deemed to be the average of the daily closing price for 20 consecutive NASDAQ trading days before the Determination Date. The closing price for each day shall be the last sale price regular way or, in case no such reported sale takes place on such day, the average of the last reported bid and lowest reported asked prices as reported by NASDAQ, or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price as determined in good faith by the Board of Directors of the Company.

                    "Initial Price" shall mean $16.50.

                      (e) At any time before the Determination Date, the Seller shall have the right to substitute for the Escrow Shares an amount in cash equal to the Initial Price times the number of Escrow Shares on deposit. In the event that cash is substituted for the Escrow Shares, any person's right to receive a specified number of Escrow Shares hereunder shall be deemed to be converted into the right to receive cash in an amount equivalent to the number of Escrow Shares allocated to such person times the Initial Price.

             9.       Registration Rights and the Purchaser Put

                      (a) The Seller shall use all reasonable efforts to cause the Company to register the Shares on an appropriate registration statement to be filed under the Securities Act relating to the subsequent sale by each of the several Purchasers of the Shares acquired by them hereunder, in accordance with the terms of the Registration Rights Agreement. If for any reason a registration statement with respect to the Shares beneficially owned by the Purchasers fails to become effective on or before the 90th calendar day after the date of the Closing (the "Final Registration Date"), the Seller agrees with each Purchaser to repurchase, at the option of each Purchaser, in the manner and upon the conditions set forth herein, the Firm Shares acquired by such Purchaser hereunder for a repurchase price (the "Repurchase Price") equal to (A) the product of Initial Price and the number of Firm Shares tendered for repurchase to the Seller by such Purchaser (the "Base Resale Price"), plus (B) an amount equal to the product of 7.0% and the Base Resale Price.

                      (b)  Any Purchaser who wishes to exercise its rights under
Section 9(a) hereof must notify the Seller in writing within five (5) business days after the Final Registration Date of the number of Firm Shares such Purchaser intends to tender for repurchase (the "Repurchase Notice"). The Seller and such Purchaser shall agree upon a date to close the repurchase (a "Repurchase Settlement Date"), which date shall be a business day not later than 10 business days after the Repurchase Notice was delivered to the Purchaser. On the Repurchase Settlement Date and on receipt of the funds as provided in the next sentence, the Purchaser shall deliver to the Seller certificates in transferable form representing the Firm Shares to be repurchased by the Seller, each duly endorsed in blank with signatures guaranteed or accompanied by stock powers duly endorsed in blank with signatures guaranteed and with all necessary documentary stamps duly affixed and cancelled. The Seller shall deliver to the Purchaser a bank cashier's or certified check, or shall cause the wire transfer of funds to an account or accounts designated by the Purchaser, in the amount of the Repurchase Price due to such Purchaser in accordance with Section 9(a).

             Each Purchaser delivering Firm Shares for repurchase represents and warrants thereby that the Purchaser has the unrestricted right to sell, assign and deliver to the Seller title to the Firm Shares tendered, free and clear of any liens or encumbrances.

         10. Expenses. Other than as set forth with respect to the Seller and the Company in the Registration Rights Agreement and the Escrow Agreement, each party hereto will pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated.

         11. Survival. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the sale of the Shares pursuant hereto.

         12. Brokerage. Each party hereto will indemnify and hold harmless the others against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

         13. Notices. All notices or communications shall be in writing and sufficient if sent first class certified mail, return receipt requested, postage prepaid or hand delivered, addressed as specified herein (i) if to any Purchaser, to the address set forth below under such Purchaser's name on the signature pages hereof; and (ii), if to the Seller:

             Mr. Daniel Borislow
             Chairman of the Board and
               Chief Executive Officer
             Tel-Save, Inc.
             6805 Route 202
             New Hope, PA 18938
             Facsimile No.:  215-862-1083

             The   parties   may  change  the   address  to  which   notices  or
communications are to be sent to it by giving written notice of any such change in the manner provided for herein.

         14. Assignment. Neither this Agreement nor any right hereunder shall be assigned by the Seller or by any Purchaser.

         15. Successors. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Seller and each of the several Purchasers.

         16. Entire Agreement. This Agreement, together with the Registration Rights Agreement and the Escrow Agreement, constitutes the entire agreement and understanding among the parties hereto in respect of the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof.

         17. Amendment; Waiver. This Agreement may not be amended or modified except by a writing or writings signed by the party against whom the modification or amendment is sought to be enforced. Each party may, at its option, waive in writing any and all conditions herein contained to which its obligations hereunder are subject.

         18. Miscellaneous; Descriptive Headings. (a) The rights and obligations of each of the Purchasers herein with respect to the Seller shall be several and not joint. Nothing in this Agreement shall constitute an agreement between a Purchaser, on the one hand, and any other Purchaser or Purchasers, on the other.

                      (b) The descriptive headings contained in this Agreement are for convenience of reference and shall not affect in any way the meaning or interpretation of this Agreement.

         19. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

         20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                                  DANIEL BORISLOW


                                                  -----------------------------

MASSACHUSETTS FINANCIAL SERVICES
500 Boyleston Street
Boston, MA  02116
(617) 954-6603 (Fax)


By:
   ------------------------------
   Name:
        -------------------------
   Title:
         ------------------------
                                                  Purchase Commitment:


                                                  ------------------------------

PUTNAM OTC EMERGING GROWTH FUND
One Post Office Square
Boston, MA  02109
(617) 292-1784 (Fax)


By:
   ------------------------------
   Name:
        -------------------------
   Title:
         ------------------------
                                                  Purchase Commitment:


                                                  ------------------------------

CONSECO CAPITAL MANAGEMENT
11825 N. Pennsylvania Street
Carmel, IN  46032-4555
(317) 817-6247 (Fax)


By:
   ------------------------------
   Name:
        -------------------------
   Title:
         ------------------------
                                                  Purchase Commitment:


                                                  ------------------------------

MFS/SUN LIFE SERIES TRUST on behalf of
CAPITAL APPRECIATION SERIES
500 Boyleston Street
Boston, MA  02116
(617) 954-6603 (Fax)


By:
   ------------------------------
   Name:
        -------------------------
   Title:
         ------------------------
                                                  Purchase Commitment:


                                                  ------------------------------



SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
on behalf of CAPITAL APPRECIATION VARIABLE
ACCOUNT, a separate account
500 Boyleston Street
Boston, MA  02116
(617) 954-6603 (Fax)


By:
   ------------------------------
   Name:
        -------------------------
   Title:
         ------------------------
                                                  Purchase Commitment:


                                                  ------------------------------



MFS GROWTH OPPORTUNITIES FUND
500 Boyleston Street
Boston, MA  02116
(617) 954-6603 (Fax)


By:
   ------------------------------
   Name:
        -------------------------
   Title:
         ------------------------
                                                  Purchase Commitment:


                                                  ------------------------------

MFS SERIES TRUST II on behalf of
MFS EMERGING GROWTH FUND
500 Boyleston Street
Boston, MA  02116
(617) 954-6603 (Fax)


By:
   ------------------------------
   Name:
        -------------------------
   Title:
         ------------------------
                                                  Purchase Commitment:


                                                  ------------------------------